FHLBANK TOPEKA ANNOUNCES SECOND QUARTER 2012 OPERATING RESULTS

July 30, 2012 – FHLBank Topeka (FHLBank) announces its operating results for the second quarter 2012. FHLBank is reporting net income of $22.3 million for the quarter ended June 30, 2012, compared to net income of $23.8 million for the quarter ended June 30, 2011. For the six months ended June 30, 2012 and 2011, FHLBank is reporting net income of $53.8 million and $48.0 million, respectively. FHLBank expects to file its Form 10-Q for the quarter ended June 30, 2012, with the Securities and Exchange Commission (SEC) on or about August 10, 2012.

President’s Comments

“FHLBank Topeka is pleased to report another quarter of strong income. Robust earnings allowed the bank to pay an excellent dividend to members while continuing to build retained earnings,” said Andrew J. Jetter, president and CEO. “In addition, the members found great value in the MPF® Program1, resulting in a significant volume of mortgages sold to FHLBank in the second quarter.”

1 “Mortgage Partnership Finance” and “MPF” are registered trademarks of the Federal Home Loan Bank of Chicago.

Net Income

Net income for the second quarter 2012 computed in accordance with U.S. generally accepted accounting principles (GAAP) was $22.3 million versus $23.8 million for second quarter 2011. The largest component of net income is net interest income, which remained steady between these two periods as the effect of an increase in net interest margin mitigated the effect of a decrease in FHLBank’s asset base between these two periods. A primary cause for the decrease in net income from the second quarter 2011 to the second quarter 2012 was a significant market value gain on trading securities in the second quarter 2011 that turned into a small market value loss in the second quarter 2012. The resulting decline in income was partially offset by a smaller loss on derivative and hedging activities in the second quarter 2012 than in the second quarter 2011 and the expiration of the Resolution Funding Corporation (REFCORP) assessment (the REFCORP obligation was fully satisfied as of June 30, 2011, as noted in our Form 10-K for the year ended December 31, 2011).

GAAP Income versus Adjusted Income and Adjusted Return on Equity

Adjusted income is a non-GAAP measure used by management to evaluate the quality of its ongoing earnings. FHLBank management believes that the presentation of income as measured for management purposes enhances the understanding of FHLBank’s performance by highlighting its underlying results and profitability. By removing volatility created by market value fluctuations and items such as prepayment fees, FHLBank can compare longer-term trends in earnings that might otherwise be indeterminable. Therefore, as part of evaluating its financial performance, FHLBank adjusts net income reported in accordance with GAAP for the impact of: (1) Affordable Housing Program (AHP) and REFCORP assessments (assessments for AHP and REFCORP through June 30, 2011, were equivalent to an effective minimum income tax rate of 26%; and, upon satisfaction of the REFCORP obligation as of June 30, 2011, the assessment for AHP is equivalent to an effective minimum income tax rate of 10%); (2) market value changes on derivatives (excludes net interest settlements related to derivatives not qualifying for hedge accounting); and (3) other items excluded because they are not considered a part of our routine operations or ongoing business model, such as prepayment fees, gain/loss on retirement of debt, gain/loss on mortgage loans held for sale and gain/loss on securities. The result is referred to as “adjusted income,” which is a non-GAAP measure of income. Adjusted income is used to compute an adjusted return on equity (ROE) that is then compared to the average overnight Federal funds effective rate, with the difference referred to as adjusted ROE spread. Because FHLBank is primarily a “hold-to-maturity” investor and does not trade derivatives, management believes that adjusted income, adjusted ROE and adjusted ROE spread are helpful in understanding its operating results and provide a meaningful period-to-period comparison in contrast to GAAP income and ROE based on GAAP income, which can vary significantly from period to period because of market value changes on derivatives and certain other items that management excludes when evaluating operational performance because the added volatility does not provide a consistent measurement analysis.

Derivative and hedge accounting affects the timing of income or expense from derivatives, but not the economic income or expense from these derivatives when held to maturity or call date. For example, interest rate caps are purchased with an upfront fixed cost to provide protection against the risk of rising interest rates. Under derivative accounting guidance, these instruments are then marked to market each month, which can result in having to recognize significant gains and losses from year to year, producing volatility in FHLBank’s GAAP income. However, the sum of such gains and losses over the term of a derivative will equal its original purchase price if held to maturity. Although the value of the caps declined during the second quarters of 2012 and 2011, the value of the interest rate caps will ultimately equal zero at maturity. (As of June 30, 2012, the carrying value of the FHLBank’s interest rate caps used to hedge adjustable rate mortgage-backed securities with embedded caps was $31.1 million.) Because of the monthly mark-to-market on the caps, FHLBank’s GAAP income will continue to be subject to volatility as both gains and losses on the caps are likely to be recorded in future periods.

In addition to impacting the timing of income and expense from derivatives, derivative accounting also impacts the presentation of net interest settlements on derivatives and hedging activities. This presentation differs under GAAP for economic hedges compared to hedges that qualify for hedge accounting. Net interest settlements on economic hedges are included with the market value changes and recorded in net gain (loss) on derivatives and hedging activities while the net interest settlements on qualifying fair value or cash flow hedges are included in net interest margin. Therefore, only the market value changes included in the net gain (loss) on derivatives and hedging activities are removed to arrive at adjusted income (i.e., net interest settlements on economic hedges, which represent actual cash inflows or outflows and do not create market value volatility, are not removed).

	Three months ended		Six months ended
	June 30,		June 30,
	(Amounts in thousands)		(Amounts in thousands)
Calculation of Adjusted Income:	Unaudited		Unaudited

	2012	2011	2012	2011

Net Income, as reported under GAAP for the period	$22,295	$23,837	$53,798	$47,959
Total assessments	2,479	8,447	5,981	17,163

Income before assessments	24,774	32,284	59,779	65,122
Derivative-related and other excluded items[1]	8,751	(2,269)	9,611	(1,031)

Adjusted income (a non-GAAP measure)[2]	$33,525	$30,015	$69,390	$64,091

[1]	Consists of market value changes on derivatives (excludes net interest settlements on derivatives not qualifying for hedge accounting) and trading securities as well as prepayment fees on terminated advances and net gain/loss on mortgage loans held for sale.

[2]	Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. To mitigate these limitations, FHLBank has procedures in place to calculate these measures using the appropriate GAAP components. Although these non-GAAP measures are frequently used by FHLBank’s stakeholders in the evaluation of our performance, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP.

FHLBank uses adjusted ROE (a non-GAAP measure) compared to the average Federal funds rate as a key measure of effective use and management of members’ capital.

	Three months ended		Six months ended
	June 30,		June 30,
	(Amounts in thousands)		(Amounts in thousands)
Calculation of Adjusted ROE Spread:	Unaudited		Unaudited

	2012	2011	2012	2011

Average GAAP total capital for the period	$1,784,715	$1,759,419	$1,759,447	$1,765,978
ROE, based upon GAAP net income	5.02%	5.43%	6.15%	5.48%
Adjusted ROE, based upon adjusted income[1]	7.56%	6.84%	7.93%	7.32%
Average overnight Federal funds effective rate (FF rate)	0.15%	0.09%	0.13%	0.12%
Adjusted ROE as a spread to average FF rate[1]	7.41%	6.75%	7.80%	7.20%

[1]	Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. To mitigate these limitations, FHLBank has procedures in place to calculate these measures using the appropriate GAAP components. Although these non-GAAP measures are frequently used by FHLBank’s stakeholders in the evaluation of our performance, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP.

Attached are highlights from the unaudited Statements of Condition and Statements of Income for the three and six months ending June 30, 2012 and 2011. The Form 10-Q for the quarter ended June 30, 2012, will be available on the SEC website (www.sec.gov), as well as FHLBank’s website (www.fhlbtopeka.com), as soon as FHLBank files the Form 10-Q with the SEC in August 2012.

The information contained in this announcement contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of FHLBank’s operations. These statements may be identified by the use of forward-looking terminology such as “believe,” “will,” “likely,” “continue,” “strive” or other variations on these terms. FHLBank cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: political events, including legislative, regulatory, judicial or other developments that affect FHLBank, its members, counterparties or investors; regulatory actions and determinations, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in economic and market conditions, including conditions in the mortgage, housing and capital markets; changes in the U.S. government’s long-term debt rating and the long-term debt rating of FHLBank and/or other Federal Home Loan Banks; changes in demand for advances or consolidated obligations of FHLBank and/or of the FHLBank System; effects of derivative accounting treatment, OTTI accounting treatment and other accounting rule requirements; the effects of amortization/accretion; gains/losses on derivatives or on trading investments; volatility of market prices, rates and indices and the timing and volume of market activity; changes in FHLBank’s capital structure; membership changes, including changes resulting from member failures, mergers or changes in principal place of business; soundness of other financial institutions, including FHLBank’s members, nonmember borrowers and the other FHLBanks; changes in the value or liquidity of collateral underlying advances to FHLBank’s members or nonmember borrowers or collateral pledged by derivative counterparties; changes in the fair value and economic value of, impairment of, and risks associated with FHLBank’s investments in mortgage loans and mortgage-backed securities or other assets and the related credit enhancement protections; competitive forces, including the availability of other sources of funding for members; the willingness of members to do business with FHLBank; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; and adverse developments or events affecting or involving other FHLBanks, housing GSEs or the FHLBank System in general. Additional risks that might cause FHLBank’s results to differ from these forward-looking statements are provided in detail in FHLBank’s filings with the SEC, which are available at www.sec.gov.

All forward-looking statements contained in this announcement are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and FHLBank has no obligation and does not undertake publicly to update, revise or correct any forward-looking statement for any reason.

FHLBANK TOPEKA
Financial Highlights (unaudited)

Selected Financial Data (dollar amounts in thousands):

	June 30,	December 31,	June 30,
	2012	2011	2011
Statements of Condition (as of period end)
Investments[1]	$11,182,572	$10,576,537	$13,100,219
Advances	17,729,556	17,394,399	17,632,682
Mortgage loans held for portfolio, net	5,548,633	4,933,332	4,571,115
Total assets	35,145,881	33,190,182	35,825,690
Deposits	1,711,570	997,371	1,747,580
Consolidated obligations, net[2]	31,251,156	30,145,591	31,891,556
Total liabilities	33,395,360	31,488,735	34,083,725
Total capital stock	1,338,120	1,327,827	1,377,615
Retained earnings	440,682	401,461	386,529
Total capital	1,750,521	1,701,447	1,741,965
Regulatory capital[3]	1,786,863	1,737,657	1,777,679

	Three months ended		Six months ended
	June 30,		June 30,
	2012	2011	2012	2011
Statements of Income (for the period)
Interest income	$124,379	$135,048	$252,442	$278,460
Interest expense	69,296	80,149	139,021	164,130
Net interest income before loan loss provision	55,083	54,899	113,421	114,330
Provision for credit losses on mortgage loans	417	344	1,456	909
Net other-than-temporary impairment losses on held-to-maturity securities recognized in earnings[4]	(632)	(721)	(1,221)	(2,454)
Net gain (loss) on trading securities	(681)	19,936	(11,447)	3,567
Net gain (loss) on derivatives and hedging activities	(18,171)	(33,223)	(18,106)	(30,246)
Other income	2,624	6,818	5,070	9,258
Other expenses	13,032	15,081	26,482	28,424
Income (loss) before assessments	24,774	32,284	59,779	65,122
AHP assessments	2,479	2,655	5,981	5,341
REFCORP assessments[5]	0	5,792	0	11,822
Total assessments	2,479	8,447	5,981	17,163
Net income	22,295	23,837	53,798	47,959
Net interest margin[6]	0.64%	0.59%	0.67%	0.61%
Weighted average dividend rate[7]	2.19	1.87	2.16	1.88

[1]	Investments include held-to-maturity securities, trading securities, interest-bearing deposits, Federal funds sold and securities purchased under agreements to resell.
[2]	Consolidated obligations are bonds and discount notes that FHLBank is primarily liable to repay.
[3]
Regulatory capital is defined as the sum of FHLBank’s permanent capital, plus the amounts paid in by its stockholders for Class A stock; any general loss allowance, if consistent with GAAP and not established for specific assets; and other amounts from sources determined by the Federal Housing
Finance Agency as available to absorb losses. Permanent capital is defined as the amount paid in for
Class B stock plus the amount of FHLBank’s retained earnings, as determined in accordance with GAAP.
Regulatory capital includes all capital stock subject to mandatory redemption that has been reclassified to a liability.

[4]
During the quarter ended June 30, 2012, FHLBank recognized a total loss on other-than-temporarily impaired held-to-maturity securities (net of amounts reclassified to/from accumulated other comprehensive income) of $0.6 million, of which $0.6 million related to estimated credit losses (recognized in earnings). Losses in excess of estimated credit losses are recognized in accumulated other comprehensive income.

[5]
Based upon income reported by the FHLBanks through June 30, 2011, the aggregate amounts actually assessed through that date, and payments made in July 2011 by all 12 FHLBanks, fully satisfied the REFCORP obligation.

[6]	Net interest income as a percentage of average earning assets.
[7]	Weighted average dividend rates are dividends paid in cash and stock on both classes of stock divided by the average capital stock eligible for dividends.